SPARTA PHARMACEUTICALS, INC.
                                     AMENDED
                                 1991 STOCK PLAN
                       (as amended through June 17, 1996)


1.       DEFINITIONS.
         ------------

         Unless otherwise specified or unless the context otherwise requires, the following capitalized terms, as used in this 1991 Stock Plan, have the following meanings:

         Administrator means the Board of Directors, unless it has delegated power to act on its behalf to a Committee. (See
         Section 4, hereof.)

         Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

         Board of Directors means the Board of Directors of the Company.

         Code means the United States Internal Revenue Code of 1986, as amended.

         Committee means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

         Company means Sparta Pharmaceuticals, Inc., a Delaware corporation.

         Consultant means a consultant of the Company or of an Affiliate, including, without limitation, members of its Scientific Advisory Board.

         Director means a member of the Board of Directors of the Company.

         Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

         Employee means an employee of the Company or of an Affiliate.




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         Fair Market Value of a Share of Common Stock means:

         (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10) consecutive trading days immediately preceding the applicable date or (b) the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine;

         (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten
             (10) trading days on which Common Stock was traded immediately preceding the applicable date or (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine; and

         (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

         ISO means an option meant to qualify as an incentive stock option under
         Section 422 of the Code.

         Non-Qualified Option means an option which is not intended to qualify as an ISO.

         Option means an ISO or Non-Qualified Option granted under the Plan.

         Participant means an Employee, Director or Consultant to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.


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         Participant's Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

         Plan means this Amended 1991 Stock Plan.

         Purchase Opportunity means an opportunity to make a direct purchase of Shares of the Company granted under the Plan.

         Shares means (i) shares of the common stock, $.001 par value, of the Company ("Common Stock") as to which Stock Rights have been or may be granted under the Plan, or (ii) any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Section 3 of the Plan. The Shares issued upon exercise of Stock Rights granted under the Plan may be authorized and unissued Shares or Shares held by the Company in its treasury, or both.

         Stock Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan, in such form as the Administrator shall approve.

         Stock Right means a right to Shares of the Company granted pursuant to the Plan -- an Option or a Purchase Opportunity.


2.       PURPOSES OF THE PLAN.
         ---------------------

         The Plan is intended to encourage ownership of Shares by Employees, Directors and Consultants of the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate, and to provide an additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the issuance of ISOs and Non-Qualified Options and the granting of Purchase Opportunities to Employees, Directors and Consultants of the Company.


3.       SHARES SUBJECT TO THE PLAN.
         ---------------------------

         The number of Shares subject to this Plan as to which Stock Rights may be granted and exercisable from time to time shall be 2,500,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction.



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         If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any Shares issued pursuant to Purchase Opportunities, the unpurchased Shares subject to such Options and any Shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan. In no event shall any Participant be granted in any calendar year Stock Rights to purchase or receive more than 500,000 Shares pursuant to this Plan.


4.       ADMINISTRATION OF THE PLAN.
         ---------------------------

         The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. Following the date on which the Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

         a. Interpret the provisions of the Plan or of any Option, Purchase Opportunity or Stock Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         b. Determine which Employees, Directors and Consultants of the Company shall be granted Stock Rights, subject to the terms of Section 5 hereof;

         c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; and

         d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

         provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.


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




5.       ELIGIBILITY FOR PARTICIPATION.
         ------------------------------

         The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, Director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Members of the Company's Board of Directors who are not employees of the Company or of an Affiliate may receive Stock Rights pursuant to
Section 6A, but only pursuant thereto. Notwithstanding any of the foregoing provisions, (i) the Administrator may authorize the grant of a Stock Right to a person not then an Employee, Director or Consultant of the Company or of an Affiliate, provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Stock Agreement evidencing such Stock Right, and (ii) ISOs may be granted only to Employees. Non-Qualified Options and Purchase Opportunities may be granted to any Employee, Director or Consultant of the Company or an Affiliate. Granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.


6.       TERMS AND CONDITIONS OF NON-QUALIFIED OPTIONS.
         ----------------------------------------------

         Each Non-Qualified Option shall be set forth in writing in a Stock Agreement, duly executed by the Company and the Participant. The Administrator may provide that Non-Qualified Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the stockholders of the Company of this Plan or any amendments thereto. Such Stock Agreement shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

         a. The Stock Agreement shall be in writing in the form approved by the Administrator, with such changes and modifications to such form as the Administrator, in its discretion, shall approve with respect to any particular Participant or Participants;

         b. The option price (per share) of the Shares covered by each Non-Qualified Option shall be determined by the Administrator but shall not be less than fifty percent (50%) of the Fair Market Value (per share) of the Shares on the date of the grant of the Non-Qualified Option, subject to Section 3 hereof.

         c. Each Stock Agreement shall state the number of Shares to which the Non-Qualified Option pertains; and


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         d. Each Stock Agreement shall state the date or dates on which the
            Non-Qualified Option first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals or events.


6A.      TERMS AND CONDITIONS OF DIRECTORS' OPTIONS
         ------------------------------------------

         a. Any non-employee director serving in office on December 15, 1993 (other than Lindsay A. Rosenwald), who has been a member of the Board of Directors prior to such date shall be granted on such date, a Non-Qualified Option to purchase 60,000 Shares (which number does not give effect to any reverse stock split effected after December 1, 1993), provided that on such date such director has been in the continued and uninterrupted service of the Company as a director since his election or appointment and is a director of the Company and is not an employee of the Company at such time. Each such Option shall (i) have an exercise price equal to $2.00 (which number does not give effect to any reverse stock split effected after December 1, 1993), (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in four (4) equal annual installments of twenty-five percent (25%) each, upon completion of one full year of service on the Board of Directors after the date of grant, and continuing on each of the next three (3) full years of service thereafter.

         b. Each director of the Company who is not an employee of the Company or any Affiliate, who is first elected or appointed to the Board of Directors after the date on which the initial underwritten public offering of the Company's Common Stock is consummated, upon such election or appointment shall be granted a Non- Qualified Option to purchase 75,000 Shares (which number does not give effect to any reverse stock split effected after December 1, 1993). Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, which shall be determined based on the trading day immediately preceding such date as provided for in Section 1, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in four (4) equal annual installments of twenty-five percent (25%) each, upon completion of one full year of service on the Board of Directors after the date of grant, and continuing on each of the next three (3) full years of service thereafter.

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         c. Each director of the Company who is not an employee of the Company or any Affiliate, who is in office as a director of the Company on the date which is six months after the date of the annual meeting of stockholders of the Company in 1994 and immediately following each annual meeting of stockholders of the Company thereafter, commencing with the annual meeting of stockholders in 1995, and who was not first elected or appointed to the Board of Directors at such meeting, shall be granted as of such date a Non-Qualified Option to purchase 30,000 (which number does not give effect to any reverse stock split effected after December 1, 1993) Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, which shall be determined based on the trading day immediately preceding such date as provided for in Section 1, (ii) have a term of ten (10) years, and (iii) shall become exercisable upon completion of one full year of service on the Board of Directors after the date of grant.

         d. Any director entitled to receive an Option grant under this Section 6A may elect to decline any Option. Notwithstanding the provisions of Section 25 concerning amendment of the Plan, the provisions of this Section 6A shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The provisions of Sections 12, 13, 14 and 15 below shall not apply to Options granted pursuant to this Section 6A.

         Except as otherwise provided in the pertinent Stock Agreement, if a director who received Options pursuant to this Section 6A:

              i. ceases to be a member of the Board of Directors of the Company for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or,

             ii. ceases to be a member of the Board of Directors of the Company by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the Participant's personal representative, or Participant's Survivors in the event of death) within a period of one hundred eighty (180) days after

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                 the date the director ceases to be a member of the Board of
                 Directors, for the number of Shares for which such Option is unexercised, notwithstanding that the Options were exercisable immediately prior to the date the director ceased to be a member of the Board of Directors for a fewer number of shares, and in no event later than the expiration date of the Option.


7.       TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS.
         ------------------------------------------------

         Each ISO shall be issued only to an Employee and set forth in a Stock Agreement, duly executed by the Company and by the Participant. Such Stock Agreement shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

         a. The Stock Agreement for an ISO shall be in writing in substantially the form as approved by the Administrator, with such changes to such form as the Administrator shall approve, provided any changes are not inconsistent with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service.

         b. ISO Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

             i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the ISO price (per share) of the Shares covered by each ISO shall not be less than one hundred percent (100%) of the Fair Market Value (per share) of the Shares on the date of the grant of the ISO, subject to Section 3 hereof.

             ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the ISO price (per share) of the Shares covered by each ISO shall be not less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant, subject to Section 3 hereof.


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         c. Each Stock Agreement shall state the number of Shares to which the
            ISO pertains; and

         d. Each Stock Agreement shall state the date or dates on which the ISO first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals or events.

         e. Term of ISO:

              i. For Participants who own ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each ISO shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Stock Agreement may provide;

             ii. For Participants who own more than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Stock Agreement may provide.

         f. Medium of Payment: The ISO price shall be payable upon the exercise of the ISO and only in such form as the Administrator determines is permitted by Section 422 of the Code.

         g. Limitation on Yearly Exercise: Stock Agreements shall restrict the amount of ISOs which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this paragraph (g) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

         h. Limitation on Grant of ISOs: No ISOs shall be granted after the expiration of the earlier of ten (10) years from the date of the adoption of the Plan by the Company or the approval of the Plan by the shareholders of the Company.




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8.       TERMS AND CONDITIONS OF PURCHASE OPPORTUNITIES.
         -----------------------------------------------

         Each Purchase Opportunity shall be set forth in a Stock Agreement, duly executed by the Company and by the Participant. The Stock Agreement shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

         a. The Stock Agreement shall be in writing in the form approved by the Administrator, with such changes and modifications to such form as the Administrator, in its discretion, shall approve with respect to any particular Participant or Participants;

         b. The purchase price (per share) of the Shares covered by each Purchase Opportunity shall be determined by the Administrator but shall not be less than fifty percent (50%) of the Fair Market Value (per share) of the Shares on the date of the grant of the Purchase Opportunity, subject to Section 3 hereof;

         c. Each Stock Agreement shall state the number of Shares to which the Purchase Opportunity pertains;

         d. Each Stock Agreement shall state the date prior to which the Purchase Opportunity must be exercised by the Participant; and

         e. Each Stock Agreement shall include the terms of any right of the Company to reacquire the Shares subject to the Purchase Opportunity, including the time and events upon which such rights shall accrue and the purchase price therefor.


9.       EXERCISE OF STOCK RIGHTS AND ISSUE OF SHARES.
         ---------------------------------------------

         A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the Shares as to which such Stock Right is being exercised, and upon compliance with any other condition(s) set forth in the Stock Agreement. Such written notice shall be signed by the person exercising the Stock Right, shall state the number of Shares with respect to which the Stock Right is being exercised and shall contain any representation required by the Plan or the Stock Agreement. Payment of the purchase price for the Shares as to which such Stock Right is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right,

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determined in good faith by the Administrator, or (c) at the discretion of the
Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b),
(c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

         The Company shall then reasonably promptly deliver the Shares as to which such Stock Right was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

         The Administrator shall have the right to accelerate the date of exercise of any installment of any Stock Right; provided that the Administrator shall not accelerate the exercise date of any installment of any Stock Right granted to any Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 21) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 7(g).

         The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Right provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Right was granted or in the event of the death of the Participant, the Participant's Survivors, (iii) any such amendment of any ISO shall be made only after the Administrator considers whether such amendment would constitute a "modification" of any Stock Right which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO, and (iv) with respect to any Stock Right held by any Participant who is subject to the provisions of Section 16(a) of the 1934 Act, any such amendment shall be made only after the Administrator considers whether such amendment would constitute the grant of a new Stock Right.



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10.      RIGHTS AS A SHAREHOLDER.
         ------------------------

         No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Stock Right and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.


11.      ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
         --------------------------------------------------

         By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, provided, however, that the designation of a beneficiary of a Stock Right by a Participant shall not be deemed a transfer prohibited by this paragraph. Except as otherwise provided in the preceding sentence, a Stock Right shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative). Such Stock Right shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.


12.      EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".
         --------------------------------------------------------

         Except as otherwise provided in the pertinent Stock Agreement, in the event of a termination of service (whether as an Employee, Director or Consultant) before the Participant has exercised all Stock Rights, the following rules apply:

         a. A Participant who ceases to be an Employee, Director or Consultant of the Company or of an Affiliate (for any reason other than termination "for cause", for Disability, or death for which events there are special rules in Sections 13, 14, and 15, respectively), may exercise any Stock Right granted to him or her to the extent that the right to purchase Shares has accrued on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Stock Agreement.



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         b. In no event may a Stock Agreement provide, if the Stock Right is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

         c. The provisions of this section, and not the provisions of Section 13 or 14, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment; provided, however, in the case of a Participant's death during the exercise period otherwise permitted after the termination of service, the Participant's Survivors may exercise the Stock Right within a period of up to one (1) year after the date of the Participant's death, as provided in the Stock Agreement, but in no event after the date of expiration of the term of the Stock Right.

         d. Notwithstanding anything herein to the contrary, but only if so provided in the Stock Agreement, if subsequent to a Participant's termination of service, but prior to the exercise of a Stock Right, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Stock Right.

         e. A Participant to whom a Stock Right has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Section 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

         f. Stock Rights granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, Director or Consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any ISO granted to such Participant in accordance with the terms of the Plan and the pertinent Stock Agreement.



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13.      EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".
         ---------------------------------------------

         If and only if so provided in the pertinent Stock Agreement, the following rules apply if the Participant's service (whether as an Employee, Director, or Consultant) is terminated "for cause" prior to the time that all of his or her outstanding Stock Rights have been exercised:

         a. All outstanding and unexercised Stock Rights as of the date the Participant is notified that his or her service is terminated "for cause" will immediately be forfeited.

         b. For purposes of this Section 13, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

         c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If and only if so provided in the pertinent Stock Agreement, if the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of a Stock Right, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Stock Right is forfeited.

         d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


14.      EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
         ------------------------------------------------

         In the event of a termination of service by reason of Disability, a Stock Right shall be exercisable to the extent that the right to purchase Shares has accrued on the date of the Participant's Disability and to such additional extent, if any, as provided in the pertinent Stock Agreement.

         A Disabled Participant may exercise such rights only within such period as is designated in the Stock Agreement, but not longer than one (1) year after the date that the Participant became Disabled or, if earlier, within the originally prescribed term of the Stock Right.

         The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.


15.      EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
         ----------------------------------------------------------

         In the event of the death of a Participant to whom a Stock Right has been granted while the Participant is an Employee, Director or Consultant of the Company or of an Affiliate, such Stock Right may be exercised by the Participant's Survivors to the extent exercisable but not exercised on the date of death and to such additional extent, if any, as provided in the pertinent Stock Agreement.

         If the Participant's Survivors wish to exercise the Stock Right, they must take all necessary steps to exercise the Stock Right within such period as is designated in the Stock Agreement, but not longer than one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Stock Right as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, Director, or Consultant or, if earlier, within the originally prescribed term of the Stock Right.


16.      PURCHASE FOR INVESTMENT.
         ------------------------

         Unless the offering and sale of the Shares to be issued upon the particular exercise of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Securities Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         a. The person(s) who exercise such Stock Right shall warrant to the Company, at the time of such exercise or receipt, as the case may be, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                     The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

         b. If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Securities Act without registration thereunder.

         The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).


17.      DISSOLUTION OR LIQUIDATION OF THE COMPANY.
         ------------------------------------------

         Upon the dissolution or liquidation of the Company, all Stock Rights granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Stock Right to the extent that the right to purchase Shares has accrued under the Plan as of the date immediately prior to such dissolution or liquidation.


18.      ADJUSTMENTS.
         ------------

         Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Rights previously granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the applicable Stock Agreement:

         a. Stock Dividends and Stock Splits. If the Shares of Common Stock shall be subdivided or combined into a greater or smaller number of Shares or if the Company shall issue any Shares of Common Stock as a stock dividend on its outstanding Common Stock after the date of grant of a Stock Right, the number of Shares of Common Stock deliverable upon a subsequent exercise of such Stock Right shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per Share to reflect such subdivision, combination or stock dividend. The number of Shares subject to Options granted or to be granted to directors pursuant to Section 6A and the purchase price per share shall also be proportionately adjusted upon the occurrence of such events.

         b. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding and unexercised Stock Rights, either (i) make appropriate provision for the continuation of such Stock Rights by substituting on an equitable basis for the Shares then subject to such Stock Rights the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Rights must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Stock Rights shall terminate; or (iii) terminate all Stock Rights in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Rights (to the extent then exercisable) over the exercise price thereof.

         c. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in paragraph (b) of this Section 18) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding Shares of Common Stock, a Participant, upon exercising a Stock Right, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Stock Right prior to such recapitalization or reorganization.

         d. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs (a), (b), or (c) with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


19.      ISSUANCES OF SECURITIES.
         ------------------------

         Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.


20.      FRACTIONAL SHARES.
         ------------------

         No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof determined in good faith by the Board of Directors of the Company.


21.      CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS: TERMINATION OF ISOs.
         -------------------------------------------------------------------

         The Administrator, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an Employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but are not limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.


22.      WITHHOLDING.
         ------------

         In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Stock Right holder's salary, wages or other remuneration in connection with the exercise of a Stock Right or a Disqualifying Disposition (as defined in Section 23), the Stock Right holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Stock Right holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Section 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Stock Right holder may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of a Stock Right for less than the then Fair Market Value on the Participant's payment of such additional withholding.


23.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
         -----------------------------------------------

         Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.


24.      TERMINATION OF THE PLAN.
         ------------------------

         The Plan will terminate ten (10) years from the earlier of the date of its adoption or the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination will not affect any Stock Rights granted or Stock Agreements executed prior to the effective date of such termination.


25.      AMENDMENT OF THE PLAN.
         ----------------------

         The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding options granted under the Plan or options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 at such time if any as the Company has a class of stock registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding options granted, or options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires stockholder approval in order to ensure the qualification of the Plan under Rule 16b-3 at such time if any as the Company has a class of stock registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Stock Agreements in a manner not inconsistent with the Plan. So long as any shares of the Company's Series B Stock shall be outstanding, in no event may the second sentence of Section 3 be amended without the consent of holders of at least a majority of the Series B Stock.

26.      EMPLOYMENT OR OTHER RELATIONSHIP.
         ---------------------------------

         Nothing in this Plan or any Stock Agreement shall be deemed either to prevent the Company or an Affiliate from terminating the employment, consultancy or directorship of a Participant nor to prevent a Participant from terminating his or her own employment, consultancy or directorship or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.


27.      GOVERNING LAW.
         --------------

         This Plan shall be construed and enforced in accordance with the law of the State of Delaware.